UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

April 18, 2005

Date of Report (Date of earliest event reported)

HORIZON HEALTH CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-13626	75-2293354
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 WATERS RIDGE DRIVE

LEWISVILLE, TEXAS 75057-6011

(Address of principal executive offices and zip code)

(972) 420-8200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

The Company announced on April 18, 2005 that it has entered into a letter of intent to acquire substantially all the assets of River Park Hospital and the stock of an affiliated management company located in Huntington, West Virginia. The hospital is a 165-bed behavioral health facility offering programs for adults, adolescents, children and families.

The consummation of the transaction is subject to a number of contingencies including the negotiation of definitive agreements between the parties. In addition, the transaction is subject to receipt of government approvals including certificate of need approval.

A copy of the press release issued by the Company is attached as an exhibit to this report.

ITEM 9.01 EXHIBITS

(a) Exhibit 99.1 – Press Release dated April 18, 2005

(REMAINDER OF PAGE LEFT BLANK INTENTIONALLY)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HORIZON HEALTH CORPORATION

Date: April 18, 2005	By:	/s/ John E. Pitts
John E. Pitts
Senior Vice President, Finance